SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 3, 2000

                          Corzon, Inc.
       ---------------------------------------------------
       (Exact name of Registrant as specified in charter)


           Texas                  33-95796         76-0406417
----------------------------  ----------------   ----------------
(State or other Jurisdiction  (Commission File   (I.R.S. Employer
     of Incorporation)            Number)          Identification
                                                    Number)

  1087 Broad Street, Suite 402, Bridgeport, Connecticut     06604
  -----------------------------------------------------   ----------
       (Address of principal executive offices)           (Zip Code)

                         (203) 333-6389
      ----------------------------------------------------
      (Registrant's Telephone Number, including Area Code)

Item 5.  Other Events
---------------------
Corzon, Inc. recently settled two lawsuits that had been filed against the Company. On August 20, 1998, a lawsuit was filed by Mr. Toufic Khalife against Harvest Restaurant Group, Inc., a predecessor to Corzon. A settlement was reached on October 3, 2000 whereby Corzon paid Mr. Khalife $50,000 in cash and issued 925,926 shares of Corzon common stock. Corzon agreed to register the resale of such stock on a piggy-back basis.

On June 22, 2000, litigation was commenced against the Company and certain of its subsidiaries by Finova Mezzanine Capital, Inc. The litigation arose out of a guaranty made by Harvest Restaurant Group, Inc. (a predecessor to Corzon) of approximately two million dollars ($2,000,000) in credit extended to its subsidiaries in January 1999. A settlement was reached on November 2, 2000 whereby Corzon issued to Finova 1,700 shares of Series D Convertible Preferred Stock along with a cash payment of $50,000. Each share of Series D is convertible into a certain number of shares of common stock based upon a 20% discount to the market value of Corzon's common stock. Finova has agreed not to convert into common shares for one hundred eighty (180) days or if, after discount the market value of the Company's Common Stock is less than $.03 per share. Additionally, in no event, except upon maturity of the Series D stock, can Finova convert into Common Stock to the extent that the sum of the shares of Common Stock to be issued to Finova upon conversion and the shares of Common Stock issued upon any prior conversion that are beneficially owned by Finova and its affiliates exceed 4.99% of the outstanding shares of Common Stock (excluding the shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Series D Preferred Stock). Corzon has agreed to register the resale of the shares of common stock issuable upon conversion of the Series D Preferred Stock initially on a piggy-back basis and, after 90 days, on a demand basis.


Item 7. Exhibits

(a)  Exhibits

     Exhibit No.    Description

     10.7 Settlement Agreement and Exhibits Dated November 2, 2000 by and among Finova Mezzanine Capital, Inc., Hartan, Inc. and Corzon, Inc.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Corzon, Inc.

Dated:    November 7, 2000        By: /s/ Larry Shatsoff
          ----------------        -------------------------
                                  Larry Shatsoff, President

                          EXHIBIT INDEX

   Exhibit No.              Description

     10.7      Settlement Agreement and Related Exhibits dated
               November 2, 2000 by and among Finova Mezzanine
               Capital, Inc., Hartan, Inc. and Corzon, Inc.

                           Exhibit 10.7
                           -------------

                            AGREEMENT

          This ("Agreement") is entered into as of the 2nd day of
November, 2000,  by  and  among  FINOVA  MEZZANINE  CAPITAL   INC.
("Lender"),  a  Tennessee corporation, formerly known  as  Sirrom
Capital   Corporation;   Hartan,  Inc.  ("Borrower"),   a   Texas
corporation   and   successor  by  merger  to   TRC   Acquisition
Corporation; and Corzon, Inc. ("Guarantor"), a Texas corporation formerly known as Tanner's Restaurant Group, Inc.

                        R E C I T A L S:

          WHEREAS, pursuant to a Loan Agreement dated October 22, 1996, by and between Borrower and Lender, as amended by that certain Assumption Agreement, Consent and First Amendment to Loan Agreement dated January 14, 1999 (the "Loan Agreement"), Lender has made a loan to Borrower in the original principal amount of $2,000,000.00 (the "Loan");

          WHEREAS, the Loan is evidenced by an Amended and Restated Secured Promissory Note dated January 14, 1999, in the Loan amount, made and executed by Borrower payable to the order of Lender (herein referred to, together with any extensions, modifications, renewals and/or replacements thereof, as the "Note");

          WHEREAS, Guarantor and Hartan's subsidiaries described on Exhibit A attached hereto (the "Subsidiaries") guaranteed payment and performance of Borrower's obligations under the Loan
Documents;

          WHEREAS, Borrower defaulted on its obligations under the Loan Documents;

          WHEREAS, on June 22, 2000, Lender filed an action in the United States District Court for the Middle District of Tennessee against Borrower, Guarantor and the Subsidiaries to recover the indebtedness and obligations evidenced by the Loan Documents (the "Action");

          WHEREAS, Lender has agreed to accept certain shares of preferred stock of Guarantor and certain assets of Borrower in satisfaction of the indebtedness, obligations and liabilities evidenced by the Loan Documents, on the terms and conditions set forth herein;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

          1.   Definitions

           (a) As used herein, "Claims" shall mean any and all accounts, covenants, agreements, and obligations (other than those contained in this Agreement, the Assignments of Notes and the Subscription), and any and all claims, debts, liabilities, offsets, demands, costs, expenses, actions or causes of action of every nature, character and description, without limitation in law, equity or otherwise, of any kind or character whatsoever, known or unknown, suspected or unsuspected, whether arising in contract or tort, or at law, in equity, or pursuant to administrative rule or regulation, arising out of, or in connection with, the Loan.

          (b) As used herein, "Lender Parties" shall mean Lender, its participants, predecessors, successors and assigns and its present and previous agents, attorneys, representatives, subsidiaries, affiliates, officers, directors, and each of them.

          (c)   As used herein, "Warrant" shall mean that certain
Amended  and  Restated Stock Purchase Warrant dated  January  14,
1999, issued by Guarantor to Lender.

          2. Dismissal of Action. Concurrently with the execution of this Agreement, counsel for the parties shall execute and file with the Court an Order in the form attached hereto as Exhibit B and incorporated herein by reference dismissing the Action.

          3.     Settlement   Payment.  Concurrently   with   the
execution hereof, Guarantor shall pay Lender $50,000.00 via wire transfer in accordance with the wiring instruction provided by Lender.

          4. Exercise of Warrant. Concurrently with the execution hereof, Lender shall be deemed to have properly exercised the Warrant and paid the Exercise Price (as defined in the Warrant) by crediting the Exercise Price against the indebtedness and obligations evidenced by the Note and Loan Agreement. Guarantor shall execute and deliver to Lender a certificate or certificates for 756,331 Shares (as defined in the Warrant) in such names and denominations as are requested by Lender.

          5. Assignment of Promissory Notes and Collateral. Concurrently with the execution hereof, Borrower shall execute and deliver to Lender that Assignment of Notes and Collateral a copy of which is attached hereto as Exhibit C (the "Assignment of Notes").

          6. Subscription Agreement. Concurrently with the execution hereof, Guarantor shall issue to Lender 1,700.00 shares of its Series D Preferred Stock at an original issue price of $1,000.00 per share (the "Issue Price"). The Issue Price shall be paid by crediting the applicable amount against the indebtedness and obligations evidenced by the Note and Loan Agreement. Lender and Guarantor shall enter into a Subscription Agreement a copy of which is attached hereto as Exhibit D (the "Subscription").

           7. Release of Lender. Guarantor and Borrower do hereby release, acquit and forever discharge the Lender Parties from any and all Claims that they ever had, now have, or might hereafter have against such parties, for or by reason of any matter, cause or thing whatsoever occurring on or prior to the date hereof. Guarantor and Borrower agree not to commence, join in or prosecute any suit or other proceeding in a position which is adverse to any Lender Party arising directly or indirectly from any matter released herein. Guarantor and Borrower represent and warrant that they have not purported to transfer, assign or otherwise convey any interest in any matter released herein to any other person or entity and that their execution hereof does not require the consent of or notice to any third party. Guarantor and Borrower agree, jointly and severally, to indemnify, defend (with counsel satisfactory to Lender) and hold the Lender Parties harmless against any and all loss, liability, claim or expense, including attorneys' fees, that any of them might incur as a result of any breach of this Agreement by Guarantor or Borrower or the assertion of any claim or defense by Guarantor or Borrower.

          8. Release of Guarantor. Lender does hereby release, acquit and forever discharge Borrower, Guarantor and the Subsidiaries from any and all Claims that it ever had, now has, or might hereafter have against such party, for or by reason of any matter, cause or thing whatsoever occurring on or prior to
the  date  hereof.   Lender agrees not to commence,  join  in  or
prosecute any suit or other proceeding in a position which is adverse to Borrower, Guarantor or any Subsidiary arising directly or indirectly from any matter released herein. Lender represents and warrants that it has not purported to transfer, assign or otherwise convey any interest in any matter released herein to any other person or entity and that its execution hereof does not require the consent of or notice to any third party. Lender agrees to indemnify, defend (with counsel satisfactory to Borrower, Guarantor and the Subsidiaries) and hold Borrower, Guarantor and the Subsidiaries harmless against any and all loss, liability, claim or expense, including attorneys' fees, that Borrower, Guarantor and the Subsidiaries might incur as a result of any breach of this Agreement by Lender or the assertion of any claim or defense by Lender that should not have been raised by virtue of this Agreement.

          9. Indemity. Borrower and Guarantor, jointly and severally, agrees to indemnify, defend (with counsel satisfactory to Lender) and hold Lender harmless against any and all loss, liability, claim or expense, including attorneys' fees, that any of them might incur as a result of the assertion of any Claim by any Subsidiary.

          10. Voluntary Agreement. The parties hereto are represented by legal counsel of their choice, have investigated fully their alternatives to the execution and performance of this Agreement, are fully aware of the terms contained in this Agreement and have voluntarily and without coercion or duress of any kind entered into this Agreement.

          11. Further Assurances. The parties hereto agree to execute and deliver, and to cause their respective counsel to execute and deliver, all such other instruments and documents, and to take all such other action as any party hereto may reasonably request from time to time without delay or the payment of further consideration, to effectuate the settlement of the pending litigation and the other obligations provided for in this Agreement. The parties shall cooperate fully with each other and their respective counsel in connection with any actions required to be taken as part of their respective obligations under this Agreement.

          12. Capacity of Guarantor and Borrower. Guarantor warrants that it is a duly organized corporation in good standing under the laws of the state of its organization. Guarantor and Borrower each warrants that the execution of all necessary resolutions and other prerequisites of corporate action have been duly performed so that the individual executing this Agreement and related documents on behalf of such entity is duly authorized to bind such entity by his or her signature.

          13.    Recitals.   The  parties  hereto   warrant   and
represent that all the Recitals in this Agreement are true and correct in all respects.

          14.   Time.   Time is of the essence of this  Agreement
and each provision of this Agreement.

          15. Entire Agreement. This Agreement constitutes the entire Agreement and understanding of the parties hereto concerning the subject matter hereof and supersedes and replaces all prior negotiations, proposed agreements, and all understandings, inducements or conditions, express or implied, either written or oral, which are not contained herein concerning the subject matter of this Agreement.

          16.  Binding Effect.  This Agreement will inure to  the
benefit    of   and   bind   the   respective   heirs,   personal
representatives, successors and permitted assigns of the parties hereto.

          17. Severability. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby, except as expressly provided elsewhere herein. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is legal, valid and enforceable.

          18. Amendment. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          19. Expenses. In the event legal action is commenced to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover as an element of its costs of suit and not as damages, reasonable attorney's fees to be fixed by the court.

          20. Governing Law. This Agreement will be interpreted and construed under the internal laws of the State of Tennessee, regardless of the domicile of any party.

          21. Consent to Jurisdiction. Lender, Borrower and Guarantor hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Agreement. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

          22. Waiver of Jury Trial. LENDER, BORROWER AND GUARANTOR HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY WITH REGARD TO ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, OF ANY TYPE OR NATURE WHATSOEVER ARISING UNDER OR CONCERNING THIS AGREEMENT.

          23. Counterpart Execution. This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract among the parties until such time as a counterpart of this document has been executed by each party to this Agreement.

          24.  Headings.   Paragraph or other headings  contained
in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

          Dated as of the date stated above.

                              LENDER:

                              FINOVA   MEZZANINE  CAPITAL   INC.,
                              formerly Sirrom Capital Corporation

                              By:    /s/ Tim McCarthy
                              -----------------------
                              Title: Vice President

                              GUARANTOR:

                              CORZON,   INC.,  formerly  Tanner's
                              Restaurant Group, Inc.

                              By:/s/ Larry Shatsoff
                              ---------------------
                              Title: President

                              BORROWER:

                              HARTAN,  INC.. successor by  merger
                              to TRC Acquisition Corporation

                              By: /s/ Larry Shatsoff
                              ----------------------
                              Title: Director

                            EXHIBIT A
                            ----------
                           Subsidiaries


1.        THAT CHICKEN PLACE, INC.

2.        TANNER'S/VININGS, INC.

3.        TANNER'S OAKS, INC.

4.        TANNER'S SPALDING, INC.

5.        TANNER'S MILL, INC.

6.        TANNER'S - LAWRENCEVILLE, INC.

7.        TANNER'S - TUCKER, INC.

8.        NORTHWEST STORE, INC., formerly Tanner's - Rome, Inc.

9.        TANNER'S - LILBURN, INC.

10.       TANNER'S - CATERING, INC.

11.       CENTRAL   ADMINISTRATION,   INC.,   formerly   Tanner's
          Management, Inc.

                            EXHIBIT B
                            ---------
                           Agreed Order


Intentionally Left Blank

                            EXHIBIT C
                            ----------
                ASSIGNMENT OF NOTES AND COLLATERAL

          This Assignment of Notes and Collateral ("Assignment") executed as of the 2nd day of November, 2000, by Hartan, Inc. ("Assignor"), a Texas corporation and successor by merger to TRC Acquisition Corporation, in favor of FINOVA Mezzanine Capital Inc. ("Assignee"), a Tennessee corporation formerly known as Sirrom Capital Corporation.

          For valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the following:

          1. Promissory Note dated July 1, 1999, in the original principal amount of Twenty-Two Thousand and No/100 Dollars ($22,000.00) executed by ALTIM, LLC ("ALTIM") in favor of Assignor (the "ALTIM Note");

          2.   Guaranty Agreement dated July 1, 1999, executed by
          William   Alexander  and  Tim  Peterson  in  favor   of
          Assignor;

          3.   Security Agreement dated July 1, 1999, executed by
          ALTIM in favor of Assignor;

          4.    License Agreement dated July 1, 1999, executed by
          Assignor and ALTIM;

          5. Promissory Note dated August 29, 1999, in the original principal amount of One Hundred Six Thousand and No/100 Dollars ($106,000.00) executed by Stox, Inc.
          ("Stox") in favor of Assignor (the "Stox Note");

          6. Guaranty Agreement dated August 29, 1999, executed by Jeffrey S. Statts and Chris Allen Cox in favor of
          Assignor;

          7.   Security Agreement dated July 1, 1999, executed by
          Stox in favor of Assignor; and

          8.    Tanner's Catering License Agreement dated  August
          29, 1999, executed by  Assignor and Stox.

          The Stox Note and the ALTIM Note are hereinafter referred to collectively as the "Notes". The foregoing documents, excluding the Notes, are hereinafter referred to collectively as the "Security Documents."

          Assignor further warrants and agrees as follows:

          1. Title of Assignor. Assignor is the lawful holder and owner of the Notes and of the obligations evidenced thereby, and is the secured party and beneficiary under the Security Documents. Neither the Notes nor Assignor's interest in any of the Security Documents is subject to any prior assignment, participation interest or other encumbrance of any kind, and Assignor has the full power and right to execute this Assignment.

          2. Lost Originals. Assignor warrants and represents that it has lost or misplaced the Notes, that it has made a diligent search for the Notes, and that, despite a diligent search, the original Notes cannot be located. Assignor agrees that in the event that an original Note is ever located by Assignor, Assignor shall deliver the original Note to Assignee. Assignor agrees to indemnify and hold Assignee harmless from any and all loss, damages and costs resulting from the loss or inability to locate the original Notes.

          3. Further Assurances. Assignor agrees to provide Assignee with all payment records, insurance certificates, additional documents of assignment executed by Assignor in recordable form, and any other documents pertaining to the Notes and Security Documents that Assignee may request to fully effectuate the assignment made herein.

          4.     Assigns.   The  warranties  and  agreements   of
Assignor made herein shall inure to the benefit of the heirs, successors and assigns of Assignee.

          5.    Applicable  Law.  The validity, construction  and
enforcement hereof shall be determined according to the  laws  of
Tennessee   applicable  to  contracts  executed,  delivered   and
performed entirely within that state.

          EXECUTED the date first written above.

                                 HARTAN, INC.,
                                 Assignor

                                 By: /s/ Larry Shatsoff
                                 ----------------------
                                 Title: Director


                                 FINOVA MEZZANINE CAPITAL INC.,
                                 Assignee

                                 By: /s/ Tim McCarthy
                                 -----------------------------
                                 Title: Vice President

                            EXHIBIT D
                            ---------
                     SUBSCRIPTION AGREEMENT

          This SUBSCRIPTION AGREEMENT ("Agreement") is issued as of the 2nd day of November, 2000, by CORZON, INC., a Texas corporation (the "Company"), to FINOVA MEZZANINE CAPITAL INC.
("FINOVA"), a Tennessee corporation.

                            RECITALS

          WHEREAS, FINOVA, the Company and Hartan, Inc. have executed that Settlement Agreement of even date herewith (the
"Settlement Agreement");

          WHEREAS, pursuant to the Settlement Agreement, FINOVA and the Company have agreed to enter into this Agreement;

          Now, therefore, in consideration of the transactions described in the Settlement Agreement, the sufficiency of which is acknowledged, the parties hereby agree as follows:

          1. Subscription. Pursuant to the Settlement Agreement, the Company shall issue to FINOVA 1,700.00 shares of the Company's Series D Convertible Preferred Stock, which stock may be converted to shares of the Company's common stock ("Common Stock"), on certain terms and conditions (the "Series D Preferred Stock"). The Series D Preferred Stock is more fully described in that Statement of Resolution Establishing Series of Preferred Stock filed with the Texas Secretary of State on February 12, 1999, as such may have been amended by the terms of that certain Action Taken by Unanimous Consent of the Directors of Corzon, Inc. dated October 26, 2000 (the "Statement"). Notwithstanding the provisions of the Statement, (i) FINOVA shall not convert the Series D Preferred Stock into shares of the Company's Common Stock until the expiration of one hundred eighty (180) days from the date hereof, and (ii) eighty percent (80%) of the Market Value of the Company's Common Stock for purposes of sections 4(d)(2) and 7 of the Statement shall not be less than $.03 per share.

           2. Limitation on Conversion. Notwithstanding the provision hereof or of the Series D Preferred Stock, in no event (except for the automatic conversion set forth in the Statement upon the maturity of the Series D Preferred Stock) shall FINOVA be entitled to convert any Series D Preferred Stock or shall the Company have the obligation to convert all or any portion of the Series D Preferred Stock to the extent that the sum of (i) the shares of Common Stock to be issued to FINOVA upon such conversion and (ii) the shares of Common Stock issued to FINOVA upon any prior conversion that are beneficially owned by FINOVA and its affiliates, exceed 4.99% of the outstanding shares of Common Stock (excluding the shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Series D Preferred Stock); provided, however, FINOVA shall be released from the foregoing limitation in the event the Company releases any other holder of Series D Preferred Stock from a similar limitation contained in their respective agreement with the Company. For purposes of this provision, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause
(1) of such sentence.

          3. Redemption. At any time and from time to time from and after the date hereof, the Company shall have the right to redeem the Series D Preferred Stock in whole or in part (but not any shares of common stock resulting from conversion) for the Redemption Price (as hereinafter defined). If the Company elects to redeem the Series D Preferred Stock within one hundred eighty
(180) days from the date hereof, the Redemption Price shall be one hundred ten percent (110%) of the principal amount of the Series D Preferred Stock purchased. If the Company elects to redeem the Series D Preferred Stock more than one hundred eighty
(180)  days  from the date hereof but within two hundred  seventy
(270) days from the date hereof, the Redemption Price shall be one hundred fifteen percent (115%) of the principal amount of the Series D Preferred Stock purchased. If the Company elects to redeem the Series D Preferred Stock more than two hundred seventy
(270) days from the date hereof, the Redemption Price shall be one hundred twenty percent (120%) of the principal amount of the Series D Preferred Stock purchased. The Redemption Price shall be wired to the holder of the Series D Preferred Stock within ten
(10) days after the Company provides written notice to the holder of the exercise of its right to redeem. The right to redeem under this Section 3 shall become null and void in the event the Company does not wire the Redemption Price in accordance with the foregoing sentence.

          4.     Representations,  Warranties  and  Covenants  of
FINOVA.   FINOVA  hereby represents, warrants  and  covenants  as
follows:

               (a)    FINOVA  has  been  given  access  to   such
information as FINOVA deems necessary to evaluate a purchase of the Series D Preferred Stock.

               (b) FINOVA is an accredited investor, as that term is defined under Regulation D of the Securities and Exchange Commission ("SEC") promulgated under the Securities Act of 1933, as amended (the "1933 Act"). FINOVA also represents, warrants and covenants that, either alone or with its purchaser representative, it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Series D Preferred Stock.

               (c) FINOVA is acquiring the Series D Preferred Stock for FINOVA's own account, for investment purposes, with no view toward distribution or resale of the Series D Preferred Stock, and not for the interest of any other person and not for resale to any other person.

               (d) FINOVA understands that the Series D Preferred Stock has not been registered under the 1933 Act or any applicable state securities laws and, therefore, the Series D Preferred Stock cannot be resold unless registered under the 1933 Act and any applicable state securities laws or an exemption from registration is available, and that a legend will be placed on the certificates representing the Series D Preferred Stock stating that the Series D Preferred Stock has not been registered under the 1933 Act and setting forth restrictions on the transferability and sale of the Series D Preferred Stock. In any transfer of the Series D Preferred Stock not so registered, the Company may require FINOVA to deliver to the Company at FINOVA's expense prior to such transfer, an opinion of counsel satisfactory to the Company to the effect that such registration is not required.

               (e) FINOVA is a bona fide resident of Tennessee and maintains its principal offices there.

          5. Stock Certificate Legends. The shares of Series D Preferred Stock to be delivered in connection with the Settlement Agreement will be issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") by reason of Section 4(2) thereof or Regulation D promulgated thereunder, and the Company is relying on the representations of FINOVA with respect to such exemption. FINOVA understands and agrees that there will be placed on the certificates for such shares, and for all certificates representing shares of common stock into which such shares of Series D Preferred Stock may be converted, a legend stating in substances as follows:

          THE  SHARES  REPRESENTED BY THIS  CERTIFICATE
          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT   OF  1933,  AS  AMENDED,  OR  ANY  STATE
          SECURITIES   ACTS  AND  AS   A   RESULT   ARE
          "RESTRICTED  SECURITIES"  AS  THAT  TERM   IS
          DEFINED IN RULE 144 UNDER THE SECURITIES ACT.
          THE SHARES MAY BE OFFERED FOR SALE OR SOLD OR
          OTHERWISE TRANSFERRED EXCEPT PURSUANT  TO  AN
          EFFECTIVE  REGISTRATION STATEMENT  UNDER  THE
          SECURITIES    ACT   AND   APPLICABLE    STATE
          SECURITIES  LAWS OR PURSUANT TO AN  EXEMPTION
          FROM  REGISTRATION UNDER THE  SECURITIES  ACT
          AND  APPLICABLE  STATE SECURITIES  LAWS,  THE
          AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO
          THE SATISFACTION OF THE COMPANY.


          6.   Registration Rights.

          (a) If at any time after the date hereof the Company shall propose to file a registration statement with respect to any of its Common Stock, it will give notice in writing to such effect to the registered holder(s) of the Shares (as defined below) at least thirty (30) days prior to such filing, and, at the written request of any such registered holder, made within ten (10) days after the receipt of such notice, will include therein at the Company's cost and expense (including the fees and expenses of counsel to such holder(s), but excluding underwriting discounts, commissions and filing fees attributable to the Shares included therein) such of the Shares as such holder(s) shall request; provided, however, that if the offering being registered by the Company is underwritten and if the representative of the underwriters certifies in writing that the inclusion therein of the Shares would materially and adversely affect the sale of the securities to be sold by the Company thereunder, then the Company shall be required to include in the offering only that number of securities, including the Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder, but in no event shall the total amount of Shares included in the offering be less than the number of securities included in the offering by any other single selling shareholder unless all of the Shares are included in the offering).

          (b) The Company and the holders of the Shares agree that at any time after the expiration of ninety (90) days from the date hereof, the holder(s) of the Shares may make a written request of the Company to file a registration statement registering for resale by the holder(s) of the Shares sufficient number of its Common Stock for the holder(s) of the Shares to sell the Shares. Such request shall specify the shares of Common Stock proposed to be sold and the intended method of disposition thereof. If the Company receives a properly made request for registration of Common Stock pursuant to this Section 6(b), the Company shall, at its expense, file a registration statement with the Commission (as defined below) to effect the registration of all such shares of Common Stock within ninety (90) days after receipt of the initial request.

          (c) Whenever the Company undertakes to effect the registration of any of the Shares, the Company shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering such Common Stock and use its best efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible and to keep such registration effective until the earlier of (A) the date when all Shares covered by the registration statement have been sold or
          (B) one hundred eighty (180) days from the effective date of the registration statement; provided, that before filing a registration statement or prospectus or any amendment or supplements thereto, the Company will furnish to the holders of the securities covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed (excluding exhibits, unless any such person shall specifically request exhibits), which documents will be subject to the review of such holders and underwriters, and the Company will not file such registration statement or any amendment thereto or any prospectus or any supplement thereto (including any documents incorporated by reference therein) with the Commission if (A) the underwriters, if any, shall reasonably object to such filing or (B) if information in such registration statement or prospectus concerning a particular selling holder has changed and such holder or the underwriters, if any, shall reasonably object.

               (ii) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective during the period referred to in Section 6(c)(i) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act.

               (iii) Furnish to the selling holder(s) such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

               (iv) Use its best efforts to register and qualify under such other securities laws of such jurisdictions as shall be reasonably requested by any selling holder and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling holder to consummate the disposition of the Shares owned by such holder, in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to transact business or to file a general consent to service of process in any such states or jurisdictions.

               (v) Promptly notify each selling holder of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

               (vi) Provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement.

               (vii) Enter into such customary agreements (including underwriting agreements in customary form for a primary offering) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shares (including, without limitation, effecting a stock split or a combination of shares).

               (viii)     Make  available for inspection  by  any
          selling holder or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such selling holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

               (ix) Promptly notify the selling holder(s) and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (A) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (B) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (C) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purposes.

               (x) Cooperate with the selling holder(s) and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends, and enable such Shares to be in such lots and registered in such names as the underwriters may request at least two (2) business days prior to any delivery of the Shares to the underwriters.

               (xi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders earnings statements satisfying the provisions of
          Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve-month period (or ninety (90) days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which the Shares are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the first fiscal quarter of the Company commencing after the effective date of the registration statement, which statements shall cover such twelve-month periods.

          (d) The Company's obligations above with respect to each holder of Shares are expressly conditioned upon such holder's furnishing to the Company in writing such information concerning such holder and the terms of such holder's proposed offering as the Company shall reasonably request for inclusion in the registration statement. If any registration statement including any of the Shares is filed, then the Company shall indemnify each holder thereof (and each underwriter for such holder and each person, if any, who controls such underwriter within the meaning of the Securities Act) from any loss, claim, damage or liability arising out of, based upon or in any way relating to any untrue statement of a material fact contained in such registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except for any such statement or omission based on information furnished in writing by such holder of the Shares expressly for use in connection with such registration statement; and such holder shall indemnify the Company (and each of its officers and directors who has signed such registration statement, each director, each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter for the Company and each person, if any, who controls such underwriter within the meaning of the Securities Act) and each other such holder against any loss, claim, damage or liability arising from any such statement or omission which was made in reliance upon information furnished in writing to the Company by such holder of the Shares expressly for use in connection with such registration statement.

          (e) As used herein, "Shares" shall mean (i) Series D Preferred Stock and/or the shares of common stock that result, or would result, from the conversion of the Series D Preferred Stock and (ii) the 2,562,694 shares of the Company's common stock currently held by FINOVA (756,331 acquired pursuant to exercise of a warrant and 1,806,363 acquired pursuant to a foreclosure sale).

          (f) FINOVA's rights under Section 6 of this Agreement may only be assigned in whole or in part to one or more of its partners or affiliates or to one or more transferees or assignees of not less than twenty-five percent (25%) of all Shares, provided that such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by this Agreement to the same extent as if such transferee or assignee was a party hereto.

          (g) FINOVA shall not assign or transfer its Shares that are subject to a registration statement filed by the Company prior to the earlier of (i) registration statement becoming effective or (ii) sixty (60) days from the filing of the registration statement.

          (h) For purposes of this Section 6, all of the Shares shall be deemed to be issued and outstanding.

          7.    Representations and Warranties  of  the  Company.
Recognizing that FINOVA will be relying on the information and on the representations and warranties set forth herein, the Company represents and warrants to FINOVA as follows:

               (a)   Organization.  The Company is a  corporation
duly  organized, validly existing and in good standing under  the laws of the State of Texas and has the corporate power and authority to own or to hold under lease the properties it purports to own or hold under lease and to carry on its business as it is now being conducted or currently proposed to be conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the business, assets, liabilities, results of operations or financial condition of the Company (a "Company Material Adverse Effect").
               (b)  Capitalization.  The authorized capital stock
of the Company (the "Authorized Company Stock") consists of (i) 500,000,000 shares of Common Stock, $0.01 par value, and (ii) 5,000,000 shares of Preferred Stock, $1.00 par value, of which
3,000,000 shares are designated Series A Convertible Preferred Stock (the "Series A Preferred Stock"), 1,000 shares are designated Series B Convertible Preferred Stock (the "Series B
Preferred Stock"), 1,000 shares are designated Series C Convertible Preferred Stock (the "Series C Preferred Stock"), 20,000 shares are designated Series D Convertible Preferred Stock (the "Series D Preferred Stock") and 745,000 shares are designated Series E Convertible Preferred Stock (the "Series E Preferred Stock"). All of the issued and outstanding Authorized Company Stock are, and immediately prior to the effectiveness hereof will be, validly issued, fully paid and nonassessable and free of preemptive rights. All of the Shares issuable to the FINOVA in accordance with this Agreement will be, when so issued, duly authorized, validly issued, fully paid and nonassessable and free of any liens, encumbrances or preemptive rights. The
Company hereby represents and warrants that the "Equity Capitalization Information" attached hereto as Exhibit A completely and accurately reflects and represents the capital structure of the Company as of the date hereof and immediately prior to issuance of the Series D Preferred Stock. Except as set forth in the Equity Capitalization Information, as of the date hereof, there are no shares of capital stock of the Company issued or outstanding or any options, warrants, subscriptions, calls, rights, convertible securities or other agreements or commitments obligating the Company to issue, transfer, sell, redeem, repurchase or otherwise acquire any shares of its capital stock or securities.

               (c) Authority Relative to this Agreement. The Company has the corporate power and authority to enter into this Agreement and the Settlement Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Settlement Agreement and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company and no other corporate action or proceedings on the part of the Company are necessary to authorize this Agreement or the Settlement Agreement or the transactions contemplated hereby or thereby. This Agreement and the Settlement Agreement have been duly and validly executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

               (d) Consents and Approvals; No Violations. No filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement or the Settlement Agreement except for such filings, permits, authorizations, consents or approvals, the failure of which to be made or obtained would not individually or in the aggregate have a Company Material Adverse Effect. Neither the execution and delivery of this Agreement or the Settlement Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby or thereby, nor compliance by the Company with any of the provisions hereof or thereof, will
(a) conflict with or result in any breach of any provisions of the incorporation documents or By-Laws of the Company, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Company is a party or by which it or any of its properties or assets may be bound, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets, except, in the case of clause (b) of this section, for violations, breaches or defaults which would not individually or in the aggregate have a Company Material Adverse Effect.

               (e) Compliance with Applicable Law. The Company is in compliance with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments or decrees of all governmental authorities (federal, state, local, foreign or otherwise) (collectively, "Laws"), except where the failure to be in such compliance would not individually or in the aggregate have a Company Material Adverse Effect.

          8. Article and Section Headings. Numbered and titled article and section headings are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

          9. Notice. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

          The Address of Holder is:

                                 FINOVA Mezzanine Capital Inc.
                                 Suite 200
                                 500 Church Street
                                 Nashville, TN 37219
                                 Attention: Tim McCarthy
                                 Telecopy No. 615/242-0842

          with a copy to:        Boult, Cummings, Conners &
                                 Berry, PLC
                                 Suite 1600
                                 414 Union Street
                                 Nashville, TN  37219
                                 Attention: Roger G. Jones
                                 Telecopy No. 615/252-6323

          The Address of Company is:

                                 Corzon, Inc.
                                 1087 Broad Street
                                 Suite 402
                                 Bridgeport, Connecticut 06604

          with a copy to:        David A.Wisniewski
                                 Nelson, Mullins, Riley &
                                 Scarborough
                                 First Union Plaza, Suite 1400
                                 999 Peachtree Street, N.E.
                                 Atlanta, Georgia 30309

          10 Severability. If any provisions(s) of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          11    Entire  Agreement.   This Agreement  between  the
Company and FINOVA represents the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreement are merged herein.

          12 Governing Law and Amendments. This Agreement shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

          13 Counterparts. This Agreement may be executed in any number of counterparts and be different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

          14 Consent to Jurisdiction; Exclusive Venue. The Company hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Holder may be a party and which concerns this Agreement. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless FINOVA agrees to the contrary in writing.

          15    Binding Effect.  This Agreement will inure to the
benefit    of   and   bind   the   respective   heirs,   personal
representatives, successors and permitted assigns of the parties hereto.

          16 Waiver of Trial by Jury. FINOVA AND THE COMPANY HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.


                                 CORZON, INC.,

                                 By: /s/ Larry Shatsoff
                                 ----------------------
                                 Title: President

                                 FINOVA MEZZANINE CAPITAL INC.

                                 By: Tim McCarthy
                                 -------------------------------
                                 Title: Vice President

                           EXHIBIT A
                           ---------
                          CORZON, INC.

                Equity Capitalization Information

                                  Number       Common Stock
         Security              Outstanding     Equivalents
 -------------------------     -----------    ---------------
 Common stock                   71,746,643     71,746,643
 Series A preferred stock          446,410      1,205,307 (1)
 Series D preferred stock          8,835.5    220,887,500 (2)
 Series E preferred stock          744,500      2,978,000
 Common stock purchase warrants  5,086,131 (3)  5,086,131
 Series A preferred stock
   purchase warrants             1,723,400 (4)  4,653,180
 Options                         2,216,625      2,216,265
 Convertible Debentures                  3    123,097,387 (2)
 ----------------------          ---------    -----------
       Total                                  431,870,413 (2)


 (1)  Each share of Series A preferred stock is convertible into
      2.7 shares of common stock.
 (2) Assumes a hypothetical common stock market price of $.05 per share.
 (3)  Includes:

   - 2,300,000 publicly-traded common stock purchase warrants exercisable at an exercise price of $4.00 per share,

   - warrants to purchase 300,000 shares of common stock we granted to the underwriter of our 1996 initial public offering at exercise prices of $4.00 and $6.60 per share,

   - warrants to purchase 135,000 shares of common stock at an exercise price equal to 110% of the average closing bid price of the common stock for the five trading days ending on the most recent annual anniversary of the date of issuance (subject to certain adjustments), which we issued to Sterling Capital, LLC in connection with our sale of Series B preferred stock,

   - warrants to purchase 300,000 shares at an exercise price of $2.50 per shares that we have agreed to issue to J. P. Carey Securities, Inc.,

   - warrants to purchase 175,000 shares of common stock at an exercise price of $.04 per share that we have issued to two of our lenders in exchange for their agreement to extend the maturity dates of our loans to them,

   - FINOVA's warrants to purchase 699,259 shares (increasing to 756,331 shares on October 22, 2000) at an exercise price of $.01 per share,

   - warrants to purchase 919,800 shares of common stock at an exercise price of $2.00 per share that have been issued to the holders of Series D preferred stock, and

   - warrants to acquire 200,000 shares of common stock, with exercise prices of $16.00 and $10.63 per share, that were granted to the underwriters of our 1997 public offering of Series A preferred stock.

 (4)  Includes  1,723,400 publicly-traded warrants  to  purchase shares of Series A preferred stock at an exercise price of $10.50 per share that were granted to the underwriters of our 1997 public offering of Series A preferred stock.

 (5) Includes shares issuable upon exercise of options granted under the TRC 1996 Employee Stock Option Plan.